SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 3, 2004



                               EMERGENT GROUP INC.
               (Exact name of Registrant as specified in Charter)



       Nevada                             0-21475                  93-1215401
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(State or other jurisdiction of    (Commission File No.)         (IRS Employer
    incorporation                                                Identification
                                                                     Number)


       932 Grand Central Ave., Glendale, CA                           91201
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     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (818) 240-8250

Item 5.  Other Events and Regulation FD Disclosure

     On August 3, 2004, Daniel Yun resigned from serving as a director of Emergent Group, Inc. for personal reasons. The Company had no disagreement with Mr. Yun on any matter relating to its operations, policies or practices.

Item 7.   Financial Statements and Exhibits

Exhibits 99.1- Letter of Resignation from Daniel Yun


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  August 5, 2004                  EMERGENT GROUP INC.
                                           (Registrant)

                                              By:  /s/ Bruce J. Haber
                                                   ------------------
                                                       Bruce J. Haber,
                                                       Chief Executive Officer